UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	January 3, 2008

ISCO INTERNATIONAL, INC. (Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-22302 (Commission File Number)	36-3688459 (I.R.S. Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, ILLINOIS (Address of Principal Executive Offices)	60007 (Zip Code)

847-391-9400 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

Employment Agreement with Jim Fuentes

On January 4, 2008, ISCO International, Inc. (“ISCO”) completed its previously announced acquisition of  Clarity Communication Systems Inc. (“Clarity”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated November 13, 2007 by and among ISCO, ISCO Illinois, Inc. (“ISCO Illinois”), Clarity, and James Fuentes (for himself and as Representative of Clarity’s Rightsholders (as defined below)).  In accordance with the Merger Agreement, ISCO Illinois, Inc., a newly formed subsidiary, merged (the “Merger”) with and into Clarity, with Clarity being the surviving corporation and a direct, wholly-owned subsidiary of ISCO. In connection with the Merger, ISCO entered into an employment agreement with Mr. Fuentes. Pursuant to the employment agreement, Mr. Fuentes will report to ISCO’s Chief Executive Officer (“CEO”) to assist the CEO in the coordination and integration of the surviving corporation’s operations with the combined entity and perform such other duties as the CEO may assign to Mr. Fuentes. During the term of the employment agreement, Mr. Fuentes’ base salary will be $240,000 per year. The term of the employment agreement is for two years; provided, however, that upon the eighteen-month anniversary of the start of his employment and each day thereafter the term may be extended for one additional day unless and until ISCO provides written notice to Mr. Fuentes that such extension would not occur. If Mr. Fuentes’ employment were to cease due to a termination by ISCO other than for Cause or by Mr. Fuentes for Good Reason (as those terms are defined in the employment agreement), then subject to Mr. Fuentes’ compliance with certain covenants, Mr. Fuentes would receive (i) monthly severance payments equal to 1/12th of his base salary for the lesser of: (x) three months or (y) the number of whole months remaining in the term as of the date of his termination and (ii) any accrued but unpaid base salary and any accrued but unused vacation as of the date of Mr. Fuentes’ termination. Mr. Fuentes intends to continue to serve on ISCO’s Board at least for the remainder of his term, though he will not be considered independent under AMEX rules and no longer serve on any Board committees. The above description is qualified in its entirety by reference to the full text of the employment agreement, a copy of which was previously filed as Exhibit B to the Merger Agreement filed as Exhibit 2.1 to ISCO’s Current Report on Form 8-K filed on November 20, 2007 and incorporated herein by reference.

Registration Rights Agreement with Jim Fuentes and Non-Continuing Rightsholders

Also in connection with the Merger, ISCO entered into a registration rights agreement with Mr. Fuentes and certain Clarity Rightsholders pursuant to which ISCO agreed to register the shares they receive in connection with the Merger for resale under the Securities Act of 1933, as amended (the “Securities Act”), on a Registration Statement on Form S-3, or other available form for resale by those individuals, to be filed by ISCO within 30 days after the closing of the Merger, subject to certain conditions.  The above description is qualified in its entirety by reference to the full text of the registration rights agreement, a copy of which was previously filed as Exhibit C to the Merger Agreement filed as Exhibit 2.1 to ISCO’s Current Report on Form 8-K filed on November 20, 2007 and incorporated herein by reference.

Financing

As a condition to the Merger, ISCO was required to obtain financing in an amount equal to $1,500,000 to fund (the “Financing”) the initial operations of the combined entity after the Merger and transaction expenses of ISCO incurred in connection with the Merger and (ii) to pay off the amount outstanding  under Clarity’s line of credit agreement (as described below).  Pursuant to the Financing, on January 3, 2008, ISCO issued a new Amended and Restated Note (the “Note”) to Alexander Finance, L.P. (“Alexander”) in aggregate principal amount of $1.5 Million.  The Note will mature August 1, 2009, bear interest of 7% per annum and be convertible, together with all accrued and unpaid interest thereon, into shares (the “Conversion Shares”) of ISCO’s common stock (“Common Stock”), par value $0.001 per share, at an initial conversion price of $0.20 per share.  The Note contains substantially similar terms and conditions as the Amended and Restated Notes previously issued to Alexander and Manchester Securities Corporation ((“Manchester”), and together with Alexander the “Lenders”).  The transaction is structured as a private placement of securities pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder.

In connection with the Financing, ISCO, the Lenders, Spectral Solutions, Inc. and Illinois Superconductor Canada Corporation entered into an Amendment to and Waiver and Consent Under the Loan Documents (the “Loan Amendment”), pursuant to which the Lenders waived, among other things, (i) the requirement under ISCO’s existing line of credit arrangement (the “Loan Agreement”) to use such cash proceeds received in connection with the Merger, the issuance of the Shares, the issuance of the Note, and the transactions contemplated thereby to prepay the outstanding Amended and Restated Notes issued to the Lenders, and (ii) the prohibition of ISCO pursuant to the Loan Agreement to directly or indirectly create, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to any indebtedness other than the exceptions described therein, upon paying the amount outstanding under Clarity’s line of credit at the closing of the Merger.

Before Alexander may exercise its right to convert the Note into the Conversion Shares, ISCO is required to be able to issue the Conversion Shares pursuant to AMEX rules as well as to obtain the approval of AMEX to list the Conversion Shares on AMEX.  ISCO is required to obtain these approvals within one year of the issuance date of the Note.  In the event that these required approvals are not obtained by that time, then the interest rate on the Note will increase to a rate of 15% per annum.  If the Conversion Shares are not registered under the Registration Rights Agreement, as described below, by the 15 month anniversary of the issuance date of the Note, then the then-current interest rate will increase by a rate of 1% per annum each month thereafter until the Conversion Shares are registered, up to the default rate of the lower of 20% per annum or the highest amount permitted by law.  ISCO intends to seek the approval of its stockholders for the issuance of these Conversion Shares during its Annual Shareholder Meeting which is expected to occur during June 2008.

The conversion rate of the Note is subject to customary anti-dilution protections. The Note does not contain market or trading-based ratchet or reset provisions. ISCO has the right to redeem the Note in full in cash at any time beginning June 26, 2009.

The Note is secured on a first priority basis by all of ISCO’s intangible and tangible property and assets, including the assets acquired from Clarity in the Merger.  Payment of the Note  will be guaranteed by ISCO’s subsidiaries.

In connection with Financing, ISCO entered into a Registration Rights Agreement with Alexander.  Pursuant to the Registration Rights Agreement, ISCO is required to file a registration statement under the Securities Act covering the resale of the shares of the Conversion Shares with the Securities and Exchange Commission within 30 days after both of the stockholders’ and AMEX approvals have occurred.  The Registration Rights Agreement contains customary covenants, including registration delay payments, in addition to certain interest rate increases under the Note, under certain events for failing to maintain the effectiveness of a registration statement covering the resale of the Conversion Shares.

The above description is qualified in its entirety by reference to the Loan Amendment, the Note, and the Registration Rights Agreement which are filed as exhibits 10.3 through 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Assuming the Note is not converted until maturity, approximately 8,362,500 shares of Common Stock would be required to be issued upon conversion, for both principal and interest. This amount is approximately 4% of the approximately 222 million shares of Common Stock currently issued and outstanding. As of January 3, 2008, Alexander, including its affiliates, beneficially owned in the aggregate approximately 92.4 million, or 35%, of ISCO’s outstanding shares. As a result of this transaction, the combined holdings of the Lenders would be approximately 56% of the outstanding Common Stock as of January 3, 2008 on a fully converted basis.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, ISCO will issue up to an aggregate of 40 million shares (the “Shares”) of ISCO common stock in exchange for all of Clarity’s stock, which was held entirely by Mr. Fuentes, and satisfaction of the rights under the Clarity’s Non-Qualified Phantom Stock Plan and Clarity’s At-Risk Compensation Plans owed to Mr. Fuentes and Clarity rightsholders (collectively, the “Rightsholders”).  Of the total number of Shares ISCO may issue in the Merger, 20 million Shares were issued at the closing of the Merger, 2.5 million Shares will be issuable on each of the first and second anniversaries of closing (the “Time-Based Shares”) (subject any indemnification claims pursuant to the Merger Agreement), and 3.75 million Shares will be issuable on each of the first dates on which ISCO’s equity market capitalization first equals or exceeds $125,000,000, $175,000,000, $225,000,000 and $275,000,000 within the three year period after closing of the Merger for at least 40 of the 45 consecutive trading days ISCO’s market capitalization equals such thresholds (the “Market-Based Shares”).  The exact number of Shares issuable to Mr. Fuentes and the Rightsholders will depend on, among other things, whether any of the Time-Based Shares are used to satisfy indemnification claims or whether one or more Rightsholders forfeit their shares because their employment with ISCO following the closing of the Merger is terminated.  ISCO has paid off the amount of Clarity’s outstanding line of credit at closing, which was approximately $1.2 million.
In addition, ISCO reimbursed certain professional advisors of Clarity an aggregate of $375,000 of Clarity’s fees and expenses related to the Merger.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Report is hereby incorporated in Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Report is hereby incorporated in Item 3.02 by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements required to be filed under this Item were previously included in ISCO’s Definitive Proxy Statement filed with the Securities and Exchange Commission on December 11, 2007 and are being filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The required financial statements required to be filed under this Item were previously included in ISCO’s Definitive Proxy Statement filed with the Securities and Exchange Commission on December 11, 2007 and are being filed as Exhibit 99.3 to this Current Report on Form 8-K.

The following exhibits are filed with this Form 8-K.

(d) Exhibit No.	Description
10.1
Employment Agreement with Jim Fuentes, incorporated by reference to Exhibit B to the Agreement and Plan of Merger by and among ISCO International, Inc., ISCO Illinois, Inc., Clarity Communication Systems Inc. and James Fuentes (for himself and as Representative of the Clarity Rightsholders) filed as Exhibit 2.1 to ISCO International, Inc.’s Current Report on Form 8-K filed on November 20, 2007.

10.2
Registration Rights Agreement with Jim Fuentes and Certain Clarity Rightsholders, incorporated by reference to Exhibit C to the Agreement and Plan of Merger by and among ISCO International, Inc., ISCO Illinois, Inc., Clarity Communication Systems Inc. and James Fuentes (for himself and as Representative of the Clarity Rightsholders) filed as Exhibit 2.1 to ISCO International, Inc.’s Current Report on Form 8-K filed on November 20, 2007.

10.3*
Amendment to and Consent and Waiver Under the Loan Documents by and among ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation and Alexander Finance, L.P. dated January 3, 2008.

10.4*	New Amended and Restated 7% Senior Secured Convertible Note by and between ISCO International, Inc. and Alexander Finance, LLC, dated January 3, 2008, in the amount of $1,500,000.00.
10.5*	Registration Rights Agreement by and between ISCO International, Inc. and Alexander Finance, L.P. dated January 3, 2008.
23.1*	Consent of Grant Thornton LLP
99.1*	Audited Financial Information for Clarity Communication Systems Inc. for the year ended December 31, 2006.
99.2*	Unaudited Financial Information for Clarity Communication Systems Inc. for the period ended September 30, 2007.
99.3*	Unaudited Pro Forma Combined Consolidated Financial Information.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve a number of risks and uncertainties.  Because ISCO wants to provide investors with meaningful and useful information, this news release contains, and incorporates by reference, certain "forward-looking statements" that reflect the ISCO's current expectations regarding the future results of operations, performance and achievements of the ISCO. ISCO has tried, wherever possible, to identify these forward-looking statements by using words such as "anticipates," "believes," "estimates," “looks,” "expects," "plans," "intends" and similar expressions.  These statements reflect ISCOs current beliefs and are based on information currently available to it. Accordingly, these statements are subject to certain risks, uncertainties and contingencies, which could cause ISCO's actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These factors include, among others, the following: market acceptance of ISCO’s technology; the spending patterns of wireless network operators in connection with the build out of 2.5G and 3G wireless systems; ISCO’s ability to obtain financing in the future if necessary; ISCO's history of net losses and the lack of assurance that ISCO's earnings will be sufficient to cover fixed charges in the future; uncertainty about ISCO’s ability to compete effectively against better capitalized competitors and to withstand downturns in its business or the economy generally; continued downward pressure on the prices charged for ISCO’s products due to the competition of rival manufacturers of front-end systems for the wireless telecommunications market; the timing and receipt of customer orders; ISCO's ability to attract and retain key personnel; ISCO’s ability to protect its intellectual property; the risks of foreign operations; the risks of legal proceedings; ISCO’s ability to successfully integrate the combined entity. A more complete description of these risks, uncertainties and assumptions is included in ISCO's filings with the Securities and Exchange Commission, including those described under the heading "Risk Factors" ISCO’s Annual Report on Form 10-K, as amended from time to time, filed by ISCO with the Securities and Exchange Commission.  You should not place undue reliance on any forward-looking statements.  ISCO undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the Financing, ISCO intends to file with the SEC a proxy statement and other relevant materials. The final proxy statement will be mailed to Company stockholders. INVESTORS AND SECURITY HOLDERS OF ISCO ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ISCO AND THE FINANCING.  The proxy statement and other relevant materials (when they become available), and any other documents filed by ISCO with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by ISCO, by directing a request to ISCO International, Inc., 1001 Cambridge Drive, Elk Grove Village, IL 60007, Attn: Frank Cesario, Corporate Secretary.

Participants in the Financing

ISCO and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ISCO’s stockholders in favor of the Financing. Information regarding ISCO’s directors and executive officers and their ownership of Company Common Stock is set forth in ISCO’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 30, 2007, its proxy statement for the 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2007, and its proxy statement for the 2007 Special Meeting of Stockholders, which was filed with the SEC on December 11, 2007.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of ISCO and its executive officers and directors in the Financing by reading the proxy statement regarding the Financing when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.
Date: January 9, 2008	By: /s/ Frank Cesario Frank Cesario Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
10.1
Employment Agreement with Jim Fuentes, incorporated by reference to Exhibit B to the Agreement and Plan of Merger by and among ISCO International, Inc., ISCO Illinois, Inc., Clarity Communication Systems Inc. and James Fuentes (for himself and as Representative of the Clarity Rightsholders) filed as Exhibit 2.1 to ISCO International, Inc.’s Current Report on Form 8-K filed on November 20, 2007.

10.2
Registration Rights Agreement with Jim Fuentes and Certain Clarity Rightsholders, incorporated by reference to Exhibit C to the Agreement and Plan of Merger by and among ISCO International, Inc., ISCO Illinois, Inc., Clarity Communication Systems Inc. and James Fuentes (for himself and as Representative of the Clarity Rightsholders) filed as Exhibit 2.1 to ISCO International, Inc.’s Current Report on Form 8-K filed on November 20, 2007.

10.3*
Amendment to and Consent and Waiver Under the Loan Documents by and among ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation and Alexander Finance, L.P. dated January 3, 2008.

10.4*	New Amended and Restated 7% Senior Secured Convertible Note by and between ISCO International, Inc. and Alexander Finance, LLC, dated January 3, 2008, in the amount of $1,500,000.00.
10.5*	Registration Rights Agreement by and between ISCO International, Inc. and Alexander Finance, L.P. dated January 3, 2008.
23.1*	Consent of Grant Thornton LLP
99.1*	Audited Financial Information for Clarity Communication Systems Inc. for the year ended December 31, 2006.
99.2*	Unaudited Financial Information for Clarity Communication Systems Inc. for the period ended September 30, 2007.
99.3*	Unaudited Pro Forma Combined Consolidated Financial Information.
______________

* Filed herewith